Acquisition of Select First Community Bank Branches August 7, 2014

2 Disclaimer Certain statements in this presentation contain “forward - looking statements” within the meaning of the Private Securities Litiga tion Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward - lookin g statements include but are not limited to statements with respect to our plans, objectives, expectations and intentions and o the r statements that are not historical facts, and other statements identified by words such as “believes,” “expects,” “anticipate s,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Such statements are subject to ri sks , uncertainties, and other factors which could cause actual results to differ materially from future results expressed or impli ed by such forward - looking statements. Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the for war d - looking statements will be realized. The inclusion of this forward - looking information should not be construed as a representati on by Carolina Financial Corporation or any person that such future events, plans, or expectations will occur or be achieved. In a ddi tion to factors previously disclosed in the registration statement and reports filed by Carolina Financial Corporation with the Secur iti es and Exchange Commission, additional risks and uncertainties may include, but are not limited to: the possibility that any of the ant icipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the risk t hat integration of operations with those of Carolina Financial Corporation will be materially delayed or will be more costly or difficult tha n e xpected; the failure to satisfy other conditions to completion of the transaction, including receipt of required regulatory and other app rovals; the failure of the proposed transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, econo mic , political and market conditions and fluctuations. Additional factors that could cause our results to differ materially from those described in the forward - looking statements can be found in the registration statement and reports (such as our Registration Statement on Form 10, Quarterly Reports on Form 10 - Q and Cur rent Reports on Form 8 - K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). All subsequent written an d oral forward - looking statements concerning the company or any person acting on its behalf is expressly qualified in its entirety by t he cautionary statements above. We do not undertake any obligation to update any forward - looking statement to reflect circumstances or events that occur after the date the forward - looking statements are made.

3 Transaction Summary Total Branches Deposits Approvals Required First Community Bank, Bluefield, VA, a subsidiary of First Community Bancshares, Inc. (NASDAQ: FCBC) 13 traditional branches, 1 loan production office Customary regulatory approval $59 million Seller Loans Deposit Premium Expected Closing Fourth quarter 2014 3.11% of total deposits at close $232 million

4 Unique Expansion Opportunity • Strategically compelling – Natural expansion into 4 new counties o T op 5 deposit market share in Bladen, Brunswick and Columbus, NC counties • Financially attractive – Cost of deposits of 0.25% – 69% core deposits (1) – Double digit earnings accretion with manageable TBV earnback period • Low risk – Familiar with markets of operation – Management has successful integration track record Dollars in millions; CARO data as of 6/30/14; FCBC data as of 3/31/14; deposit market share data as of 6/30/13 Note: Map excludes Wilmington loan production office (1) Core deposits defined as checking accounts, money market accounts and savings accounts (2) Balance sheet data excludes purchase accounting adjustments; capital ratios include purchase accounting adjustments Charlotte Raleigh Wilmington Myrtle Beach Charleston CARO Branch (12) FCBC Branch (13) Pro Forma Financial Highlights (2) Assets $1,180 Loans 712 Deposits 1,012 TCE / TA 7.02 % Leverage Ratio 8.51 Tier 1 Common Ratio 10.72 Tier 1 Capital Ratio 12.74 Total Capital Ratio 13.97

5 Strengthening Deposit Franchise Cost of Deposits = 0.25% CARO = $780 million Pro Forma = $1.0 billion FCBC Branches = $232 million Cost of Deposits = 0.45% Pro Forma Cost of Deposits = 0.40% CARO data as of 6/30/14; FCBC data as of 3/31/14 Demand Deposits 13% NOW Accounts 16% Money Market & Savings 30% Retail Time Deposits 27% Jumbo Time Deposits 13% Demand Deposits 17% NOW Accounts 22% Money Market & Savings 30% Retail Time Deposits 17% Jumbo Time Deposits 15% Demand Deposits 14% NOW Accounts 18% Money Market & Savings 30% Retail Time Deposits 25% Jumbo Time Deposits 14%

6 Assets Rank Company Ticker ($mm) 1 South State Corporation SSB $7,998 2 CertusHoldings Inc. -- 1,571 Pro Forma CARO 1,180 3 Palmetto Bancshares, Inc. PLMT 1,100 4 Carolina Financial Corporation CARO 988 5 CNB Corporation CNBW 962 6 Southern First Bancshares, Inc. SFST 937 7 Security Federal Corporation SFDL 849 8 First Community Corporation FCCO 798 9 First Palmetto Financial Corporation -- 565 10 Travelers Rest Bancshares, Inc. -- 520 Expanding a Valuable Franchise • This transaction makes Carolina Financial the third largest South Carolina bank holding company by total assets • One of only 4 South Carolina institutions with over $1.0 billion in assets South Carolina Banking Institutions by Assets Source: SNL Financial Data as of most recent quarter available Includes all banks and holding companies headquartered in South Carolina; excludes merger targets in announced deals not yet con summated

7 Double - digit 14.0% 4.5 years 7.0% 8.5% Approximately 10% Financially Attractive Transaction EPS Accretion Initial Dilution Earnback Period Leverage Ratio Total Capital Ratio Tangible Common Equity / Tangible Assets Earnings Impact Tangible Book Value Impact Pro Forma Capital Ratios